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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08743

Invesco Senior Income Trust

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/14

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2014

Invesco Senior Income Trust

NYSE: VVR

2 Performance Summary
2 Management Discussion
4 Supplemental Information
5 Dividend Reinvestment Plan
6 Schedule of Investments
21 Financial Statements
24 Notes to Financial Statements
31 Financial Highlights
33 Auditor's Report
34 Tax Information
T-1 Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary

This is the annual report for Invesco Senior Income Trust (the Trust) for the fiscal year ended February 28, 2014. For the fiscal year, the Trust at net asset value (NAV) produced positive returns that outpaced its benchmark, the CS Leveraged Loan Index.

Performance

Total returns, 2/28/13 to 2/28/14

Trust at NAV	8.69%
Trust at Market Value	-3.34
CS Leveraged Loan Index‚	5.54
Market Price Discount to NAV as of 2/28/14	-4.19

Source(s): ‚Invesco, Bloomberg L.P.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Trust seeks to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographic regions. The Trust borrows money for investment purposes, which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility. We believe a highly diversified pool of senior loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-reward potential.

    Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:

■	Management. Factors include management’s experience in operating the business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include the firm’s industry position, life cycle phase of the industry,

Portfolio Composition†*
By credit quality, based on total investments
BBB	0.3%
BBB-	0.4
BB+	5.4
BB	14.5
BB-	13.3
B+	20.1
B	25.8
B-	7.8
CCC+	4.1
CCC	0.6
CCC-	1.1
Not Rated	4.9
Equity	1.7

Top Five Fixed Income Issuers
1. Asurion LLC	1.9%
2. Reynolds Group Holdings Inc.	1.5
3. First Data Corporation	1.4
4. Tribune Company	1.4
5. Hilton Worldwide Finance, LLC	1.4

Total Net Assets
Applicable to Common Shares	$945.5 million
Total Number of Holdings*	516

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

*Excluding money market fund holdings

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

barriers to entry and current industry capacity and utilization.

■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
■	Divisibility. This factor focuses on operating and corporate structures, ability of the firm to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.
■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of business cycles, seasonality and international pressures.
■	Recovery and loan-to-value. These factors focus on further examination of the probability of default and the rate of recovery associated with loans.

    We attempt to construct the portfolio using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We continually monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers, traders and analysts, as well as with borrowers and loan sponsors.

    Utilizing our proprietary risk rating system, our analysts assign, continuously monitor and update probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk-adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

Market conditions and your Trust

For the fiscal year ended February 28, 2014, the senior secured loan market delivered a high level of current income with modest asset price volatility. Most notably, loans provided investors with positive absolute returns and some price protection during the taper-talk filled months of May and June of 2013.

2                Invesco Senior Income Trust

    Demand for senior loan funds remained strong during the reporting period due to a number of factors, including limited duration risk, attractive current yield and an improving economic outlook.

    While interest rate risk remained at the forefront of investor allocation decisions, stable fundamentals provided some support for risk-based assets. Underlying corporate earnings remained strong. Growth rates ticked up steadily. And issuers accessed the capital markets to further improve their balance sheets and strengthen cash reserves. This provided the underpinnings for low defaults and stable corporate performance during 2013.

    With positive economic trends and strong loan demand, we began to see an increase in issuer-friendly transactions during the last quarter of the year. As a result, average leverage levels for loan issuers increased slightly. While increasing leverage has historically indicated market peaks, we believe the economy is still in the middle of its recovery and that conditions will allow issuers to deleverage and generate sufficient cash flows to remain appropriately valued.

    One of the unique features of the senior secured loan asset class is that it provides investors with a positive component when interest rates rise. The London Interbank Offered Rate (Libor) component of a senior secured loan interest payment is reset according to the loan contract – typically every 30 to 90 days – so investors may benefit from future increases in interest rates with little or no corresponding price exposure. The historically low Libor rates we have seen of late have had a negative impact on the performance of senior secured loans. While the US Federal Reserve (the Fed) has maintained an accommodative monetary policy amid concerns of a slowing economic recovery, we believe that Libor rates will increase at some point in the future.

    As always, we sought to be prudent in positioning the Trust with respect to credit quality and leverage. During the fiscal year, we continued to favor B-rated† credits given our view that the economy is likely to continue improving. At the same time, we held our leverage targets relatively constant throughout the year. Our decision to exit many print media names hurt the Trust’s performance relative to the CS Leveraged Loan Index, as they outperformed during 2013. However, this decision did not hurt our performance relative to peers, as most of our competitors had similar experience with these loans. We ended the fiscal year underweight the Trust’s benchmark in health care, given our view that this sector is well priced despite facing the possibility of systemic structural changes.

    During the reporting period, the Trust used a modest amount of leverage, which allowed us to enhance the Trust’s yield while keeping credit standards high. As of the close of the reporting period, leverage accounted for 30% of the Trust’s net asset value plus borrowings. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Trust’s borrowing costs. However, as mentioned earlier, the use of leverage can increase the Trust’s volatility. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

    The Trust uses derivatives as part of implementing its investment strategy. A derivative instrument is a security whose value is derived from the value of an underlying asset, reference rate or index. The Trust uses derivative instruments for a variety of reasons, such as to attempt to protect against possible changes in market value or in an effort to generate a gain. During the period reported, the Trust had exposure to credit default swaps in an effort to gain credit exposure. Using credit default swaps can be more liquid and cost effective than buying individual bonds or loans. While total exposure to credit default swaps was small relative to the Trust’s total assets, the impact of these transactions was favorable to overall results.

    While senior secured loans have features that help mitigate interest rate risk, the Trust may be subject to interest rate risk. Generally, interest rate risk refers to the tendency of the value of fixed income securities to fall when interest rates rise. This risk may be greater in the current market environment because interest rates are at or near historic lows. We are monitoring interest rates and market and economic factors that may impact interest rates, including the potential impact of the Fed’s tapering of QE. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments or the market price of the Trust’s common shares.

    As always, we appreciate your continued participation in Invesco Senior Income Trust.

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

Scott Baskind Portfolio manager, is manager of Invesco Senior Income Trust. He has been associated with
Invesco or its investment advisory affiliates in an investment management capacity since 1999 and began managing the Trust in 2013. Mr. Baskind earned a BS in business administration from University at Albany, The State University of New York.

Thomas Ewald Portfolio manager, is manager of Invesco Senior Income Trust. He has been associated with
Invesco or its investment advisory affiliates in an investment management capacity since 2000 and began managing the Trust in 2010. He earned a BA from Harvard College and an MBA from the University of Virginia Darden School of Business.

Philip Yarrow Chartered Financial Analyst, portfolio man- ager, is manager of Invesco Senior Income
Trust. He joined Invesco in 2010. Mr. Yarrow was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2005 to 2010 and began managing the Trust in 2007. He earned a BS in mathematics and economics from the University of Nottingham and a Master of Management degree in finance from Northwestern University.

3                Invesco Senior Income Trust

Supplemental Information

Invesco Senior Income Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets applicable to common shares.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The CS Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvestment-grade loans.
■	The London Interbank Offered Rate (Libor) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market (or interbank lending market).
■	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Trust performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

4                         Invesco Senior Income Trust

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5                Invesco Senior Income Trust

Schedule of Investments

February 28, 2014

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Senior Loan Interests–124.64%(a)(b)
Aerospace & Defense–3.15%
Camp International Holding Co.,
First Lien Term Loan	4.75%	05/31/19	$1,879	$1,902,813
Second Lien Term Loan	8.25%	11/30/19	155	158,417
DAE Aviation Holdings, Inc.,
Term Loan B-1	5.00%	11/02/18	2,766	2,809,019
Term Loan B-2	5.00%	11/02/18	1,077	1,093,644
IAP Worldwide Services, First Lien Term Loan(c)	0.00%	12/31/15	5,669	1,709,990
Landmark U.S. Holdings LLC,
Canadian Term Loan	4.75%	10/25/19	226	228,790
First Lien Term Loan	4.75%	10/25/19	3,357	3,391,288
LMI Aerospace, Inc., Term Loan	4.75%	12/28/18	1,039	1,041,783
PRV Aerospace, LLC, Term Loan	6.50%	05/09/18	2,852	2,865,986
Sequa Corp., Term Loan	5.25%	06/19/17	3,209	3,168,615
Transdigm Inc., Term Loan C	3.75%	02/28/20	9,263	9,316,896
Wesco Aircraft Hardware Corp., Term Loan B	3.25%	02/26/21	2,067	2,061,634
				29,748,875

Air Transport–0.89%
Delta Air Lines, Inc.,
Revolver Loan(d)	0.00%	04/20/16	7,316	7,068,665
Revolver Loan(d)	0.00%	10/18/17	1,076	1,005,890
United Continental Holdings, Inc., Term Loan B	4.00%	04/01/19	306	308,663
				8,383,218

Automotive–5.30%
Affinia Group Inc., Term Loan B-2	4.75%	04/27/20	921	924,949
August U.S. Holding Co., Inc.,
First Lien Term Loan B-1 (Acquired 05/30/12; Cost $802,026)	5.00%	04/27/18	813	818,502
Second Lien Term Loan (Acquired 05/04/12-10/08/13; Cost $1,264,223)	10.50%	04/29/19	1,268	1,303,145
Second Lien Term Loan (Acquired 05/04/12-10/08/13; Cost $413,950)	10.50%	04/29/19	415	426,694
Term Loan B-1 (Acquired 05/03/12; Cost $616,956)	5.00%	04/27/18	626	629,633
Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/28/17	2,230	2,235,918
BBB Industries, LLC, Term Loan	5.50%	03/27/19	2,807	2,818,995
Chrysler Group LLC, Term Loan B	3.50%	05/24/17	323	324,590
Dexter Axle Co., Term Loan B	4.50%	02/28/20	1,749	1,740,677
Federal-Mogul Corp.,
Term Loan B	2.10%	12/29/14	9,123	9,069,069
Term Loan C	2.10%	12/28/15	4,717	4,688,964
Goodyear Tire & Rubber Co., Second Lien Term Loan	4.75%	04/30/19	3,088	3,125,370
KAR Auction Services, Inc., Term Loan	3.75%	05/19/17	1,939	1,944,507
Key Safety Systems, Inc., Term Loan	4.75%	05/09/18	2,262	2,287,911
Metaldyne, LLC, Term Loan	4.25%	12/18/18	2,824	2,848,381
TI Group Automotive Systems, LLC, Term Loan	5.50%	03/28/19	6,171	6,213,208
Tower Automotive Holdings USA, LLC, Term Loan	4.00%	04/23/20	3,927	3,937,621
Transtar Holding Co.,
First Lien Term Loan	5.75%	10/09/18	3,762	3,713,119
Second Lien Term Loan	10.00%	10/09/19	1,117	1,089,507
				50,140,760

Beverage and Tobacco–0.49%
DS Services of America, Inc., Term Loan B	5.25%	08/31/20	1,595	1,623,643
North American Breweries Holdings, LLC, Term Loan	7.50%	12/11/18	3,135	3,025,745
				4,649,388

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Building & Development–2.94%
Axia Inc.,
PIK Second Lien Term Loan A (Acquired 05/30/08–12/31/13; Cost $1,680,546)(e)(f)	5.00%	03/11/16	$614	$614,057
Second Lien Term Loan B (Acquired 05/30/08; Cost $2,757,671)(e)	5.00%	03/12/16	959	958,906
Capital Automotive L.P. Second Lien Term Loan	6.00%	04/30/20	2,848	2,954,662
Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 07/19/10–01/29/13; Cost $200,464)(f)	5.00%	02/28/17	213	75,370
Exit Revolver Loan (Acquired 07/17/12; Cost $16,242)(d)	0.00%	02/28/17	16	5,735
Nortek, Inc., Term Loan	5.25%	04/26/17	787	791,843
Ply Gem Industries, Inc., Term Loan	4.00%	02/01/21	755	758,075
Quikrete Holdings, Inc.,
First Lien Term Loan	4.00%	09/28/20	5,397	5,422,999
Second Lien Term Loan	7.00%	03/26/21	1,062	1,095,064
Re/Max International, Inc., Term Loan	4.00%	07/31/20	2,141	2,144,202
Realogy Corp.,
Synthetic LOC	4.41%	10/10/16	29	29,356
Term Loan B	4.50%	03/05/20	10,029	10,071,463
Valleycrest Companies LLC, Term Loan	5.50%	06/13/19	1,087	1,097,666
WireCo WorldGroup Inc., Term Loan (Acquired 07/02/12; Cost $1,714,533)	6.00%	02/15/17	1,726	1,738,818
				27,758,216

Business Equipment & Services–11.62%
Advantage Sales & Marketing Inc.,
First Lien Term Loan	4.25%	12/18/17	178	179,341
Second Lien Term Loan	8.25%	06/18/18	573	582,529
Asurion LLC,
Incremental Term Loan B-1	4.50%	05/24/19	14,127	14,177,826
Incremental Term Loan B-2	3.50%	07/08/20	13,055	12,973,341
AVSC Holding Corp., First Lien Term Loan	4.50%	01/22/21	1,486	1,497,692
Brickman Group Ltd. LLC,
First Lien Term Loan	4.00%	12/18/20	1,628	1,636,804
Second Lien Term Loan	7.50%	12/17/21	665	681,276
Brock Holdings III, Inc., First Lien Term Loan	6.00%	03/16/17	279	281,063
Caraustar Industries, Inc., Term Loan	7.50%	05/01/19	2,447	2,506,308
Catalina Marketing Corp., Term Loan B	5.25%	10/12/20	2,506	2,527,106
Connolly, LLC, First Lien Term Loan	5.00%	01/29/21	3,007	3,044,709
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/19	2,078	2,075,367
Second Lien Term Loan	8.75%	12/21/20	731	733,911
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/18	5,953	5,930,982
First Data Corp.,
Extended Term Loan	4.16%	03/24/21	2,709	2,715,792
Term Loan	4.16%	03/23/18	14,135	14,187,876
FS Funding A/S (Denmark), Term Loan B-12	3.75%	04/30/18	727	729,535
Genesys Telecom Holdings, U.S., Inc. Delayed Draw Term Loan	4.50%	11/13/20	2,220	2,230,315
Information Resources, Inc., Term Loan B	4.75%	09/30/20	2,460	2,474,433
Inmar, Inc.,
Second Lien Term Loan	8.00%	01/27/22	173	173,454
Term Loan	4.25%	01/27/21	1,389	1,387,437
Kronos Inc.,
First Lien Incremental Term Loan	4.50%	10/30/19	5,957	6,013,042
Second Lien Term Loan	9.75%	04/30/20	1,173	1,204,196
Lonestar Intermediate Super Holdings, LLC, Term Loan	11.00%	09/02/19	4,295	4,396,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Business Equipment & Services–(continued)
Pacific Industrial Services US FinCo LLC,
First Lien Term Loan	5.00%	10/02/18	$3,882	$3,945,536
Second Lien Term Loan (Acquired 10/07/13; Cost $1,506,615)	8.75%	04/02/19	1,521	1,562,656
Sensus USA, Inc., First Lien Term Loan	4.75%	05/09/17	778	785,551
Servicemaster Co., The,
Synthetic LOC (Acquired 08/22/12; Cost $1,996,455)	4.52%	01/31/17	2,024	2,005,839
Term Loan B	4.41%	01/31/17	1,423	1,426,911
Term Loan C	4.25%	01/31/17	5,477	5,486,353
SourceHOV LLC,
First Lien Term Loan B	5.25%	04/30/18	2,030	2,050,510
Second Lien Term Loan	8.75%	04/30/19	311	319,764
SunGard Data Systems Inc.,
Term Loan C	3.91%	02/28/17	213	214,383
Term Loan D	4.50%	01/31/20	1,395	1,401,083
TNS Inc.,
First Lien Term Loan	5.00%	02/14/20	1,773	1,786,389
Second Lien Term Loan	9.00%	08/14/20	209	211,813
Trans Union LLC, Term Loan	4.25%	02/10/19	618	620,980
Wash MultiFamily Laundry Systems, LLC, Term Loan	4.50%	02/21/19	1,179	1,187,873
West Corp., Revolver Loan(d)	0.00%	01/15/16	2,633	2,553,825
				109,900,541

Cable & Satellite Television–3.49%
Cequel Communications, LLC, Term Loan	3.50%	02/14/19	1,496	1,497,867
ION Media Networks, Inc., Term Loan	5.00%	12/18/20	6,012	6,082,966
MCC Iowa, Term Loan D-2	1.87%	01/31/15	1,872	1,865,112
Mediacom Illinois LLC,
Term Loan C	1.62%	01/30/15	755	750,350
Term Loan E	4.50%	10/23/17	1,528	1,534,185
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan B	3.50%	06/08/20	3,862	3,863,906
WideOpenWest Finance, LLC, Term Loan B	4.75%	04/01/19	2,771	2,790,724
Ziggo B.V.,
Term Loan B-1(g)	—	01/15/22	5,436	5,417,892
Term Loan B-2(g)	—	01/15/22	3,503	3,491,900
Term Loan B-3(g)	—	01/15/22	5,761	5,742,928
				33,037,830

Chemicals & Plastics–7.05%
Allnex & Cy S.C.A.,
Second Lien Term Loan	8.25%	04/03/20	410	424,063
Term Loan B-1	4.50%	10/03/19	637	642,129
Term Loan B-2	4.50%	10/03/19	331	333,170
Arysta LifeScience SPC, LLC,
First Lien Term Loan	4.50%	05/29/20	5,817	5,855,315
Second Lien Term Loan	8.25%	11/30/20	960	976,844
Ascend Performance Materials Operations LLC, Term Loan B	6.75%	04/10/18	5,159	5,029,972
Chromaflo Technologies Corp.,
First Lien Term Loan	4.50%	12/02/19	1,309	1,316,015
Second Lien Term Loan	8.25%	05/30/20	489	494,998
DuPont Performance Coatings, Inc., Term Loan B	4.00%	02/01/20	7,837	7,884,153
Emerald Performance Materials, LLC, First Lien Term Loan	6.75%	05/18/18	1,751	1,763,771
HII Holding Corp., First Lien Term Loan	4.00%	12/20/19	1,669	1,679,849
Huntsman International LLC, Incremental Term Loan(g)	—	10/15/20	11,416	11,458,910
Ineos Holdings Ltd., Term Loan	3.75%	05/04/18	5,364	5,359,726
Kronos Worldwide, Inc., Term Loan	4.75%	02/18/20	1,008	1,018,295

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Chemicals & Plastics–(continued)
MacDermid, Inc., First Lien Term Loan B	4.00%	06/08/20	$1,989	$2,004,217
OMNOVA Solutions, Inc., Term Loan B-1	4.25%	05/31/18	1,919	1,930,721
Otter Products, LLC, Term Loan	5.25%	04/29/19	1,036	1,044,722
Oxea Finance LLC,
First Lien Term Loan B-2	4.25%	01/15/20	3,181	3,208,465
Second Lien Term Loan	8.25%	07/15/20	1,440	1,474,043
PQ Corp., Term Loan	4.50%	08/07/17	4,554	4,585,925
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/20	1,096	1,101,749
Univar Inc., Term Loan B	5.00%	06/30/17	4,350	4,329,511
WNA Holdings, Inc.,
Second Lien Term Loan	8.50%	12/07/20	594	604,341
Term Loan	4.50%	06/05/20	1,313	1,326,547
Term Loan	4.50%	06/07/20	768	775,459
				66,622,910

Conglomerates–0.66%
CeramTec Acquisition Corp.,
Term Loan B-1	4.25%	08/31/20	1,200	1,204,766
Term Loan B-2	4.25%	08/28/20	118	118,629
Term Loan B-3	4.25%	08/28/20	365	366,447
Epiq Systems, Inc., Term Loan	4.75%	08/27/20	2,720	2,742,540
Polymer Group, Inc., First Lien Term Loan	5.25%	12/19/19	1,321	1,332,499
Spectrum Brands, Inc., Term Loan C	3.50%	09/04/19	499	499,939
				6,264,820

Containers & Glass Products–2.99%
Ardagh Glass Finance PLC (Ireland), Term Loan B	4.25%	12/17/19	853	857,567
Berlin Packaging, LLC,
First Lien Term Loan	4.75%	04/02/19	2,554	2,577,249
Second Lien Term Loan (Acquired 04/08/13; Cost $921,335)	8.75%	04/02/20	934	959,243
Berry Plastics Holding Corp., Term Loan E	3.75%	01/06/21	4,487	4,483,143
BWAY Holding Co., Term Loan	4.50%	08/07/17	2,407	2,422,777
Consolidated Container Co., LLC Term Loan	5.00%	07/03/19	1,314	1,330,723
Exopack Holdings S.A., Term Loan B	5.25%	05/08/19	1,585	1,611,051
Hoffmaster Group, Inc.,
First Lien Term Loan	6.50%	01/03/18	2,267	2,264,111
Second Lien Term Loan (Acquired 12/29/11; Cost $986,139)	11.00%	01/03/19	1,000	1,005,000
Pertus Sechzehnte GmbH (Germany),
Term Loan B2A	4.53%	12/14/16	2,022	2,027,038
Term Loan C2A	4.78%	06/14/17	2,022	2,027,039
Ranpak Corp.,
First Lien Term Loan	4.50%	04/23/19	541	544,379
Second Lien Term Loan (Acquired 04/29/13; Cost $629,545)	8.50%	04/23/20	635	652,635
Reynolds Group Holdings Inc., Revolver Loan(d)	0.00%	11/05/14	5,534	5,530,903
				28,292,858

Cosmetics & Toiletries–0.37%
Marietta Intermediate Holding Corp., First Lien Term Loan B (Acquired 09/25/06-02/06/13; Cost $5,267,974)	7.00%	02/19/15	1,691	1,682,934
Vogue International Inc., Term Loan	5.25%	02/14/20	1,768	1,779,495
				3,462,429

Drugs–3.13%
Endo Pharmaceuticals Holding Inc., Term Loan B	3.25%	02/28/21	1,475	1,467,142
Harlan Laboratories, Inc., Term Loan(c)	0.00%	07/11/14	3,585	3,156,307

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Drugs–(continued)
Ikaria, Inc.,
First Lien Term Loan	5.00%	02/12/21	$2,043	$2,060,359
Second Lien Term Loan	8.75%	02/14/22	173	175,827
Medpace Intermediateco, Inc., Term Loan B	5.25%	06/16/17	2,095	2,100,106
Salix Pharmaceuticals, Ltd., Term Loan	4.25%	01/02/20	1,554	1,571,829
Valeant Pharmaceuticals International, Inc. (Canada), Series E Term Loan B	3.75%	08/05/20	18,926	19,066,037
				29,597,607

Electronics & Electrical–7.76%
Blackboard Inc., Term Loan B3	4.75%	10/04/18	8,170	8,251,232
BMC Software Finance, Inc., Term Loan	5.00%	09/10/20	1,795	1,801,860
Dealertrack Technologies, Inc., Term Loan B	4.50%	02/26/21	690	688,583
DEI Sales, Inc., Term Loan	5.75%	07/13/17	2,439	2,413,435
Dell International LLC, Term Loan	3.75%	10/29/18	12,679	12,694,705
Deltek, Inc., First Lien Term Loan	3.50%	10/10/18	3,775	3,803,443
Fidji Luxembourg BC4 S.A R.L (Luxembourg), Term Loan (Acquired 12/27/13; Cost $2,070,589)	6.25%	12/24/20	2,091	2,117,429
Freescale Semiconductor, Inc.,
Term Loan B4	5.00%	02/28/20	12,020	12,098,248
Term Loan B5	5.00%	01/15/21	2,870	2,908,708
Infor (US), Inc.,
Term Loan B-3	3.75%	06/03/20	1,186	1,185,828
USD Term Loan B-5	3.75%	06/03/20	180	180,277
Microsemi Corp., Term Loan	3.50%	02/19/20	1,734	1,739,983
Mirion Technologies, Inc. ,Term Loan	5.75%	03/30/18	3,898	3,929,791
Oberthur Technologies of America Corp., Term Loan B-2	5.75%	10/18/19	1,122	1,136,825
Omnitracs, Inc., Term Loan	4.75%	11/25/20	1,478	1,495,859
RP Crown Parent, LLC,
Second Lien Term Loan	11.25%	12/20/19	763	778,206
Term Loan	6.00%	12/21/18	6,834	6,859,752
Ship Luxco 3 S.a.r.l. (Luxembourg),
Term Loan	4.50%	11/30/19	991	1,000,455
Term Loan B-2A-II	5.25%	11/29/19	963	974,273
Term Loan C-2	4.75%	11/29/19	1,872	1,891,642
Sophia, L.P., Term Loan B	4.50%	07/19/18	2,778	2,801,970
SSI Investments II Ltd., Term Loan	5.00%	05/26/17	2,646	2,665,344
				73,417,848

Equipment Leasing–0.66%
Delos Finance S.a r.l., Term Loan	3.50%	03/06/21	4,130	4,109,844
Flying Fortress Inc., Term Loan	3.50%	06/30/17	2,155	2,165,688
				6,275,532

Financial Intermediaries–3.22%
Blackstone Perpetual BidCo B.V., (Netherlands) Term Loan B2	4.70%	04/02/20	1,008	1,011,922
iPayment Inc., Term Loan	6.75%	05/08/17	4,922	4,850,740
Nuveen Investments, Inc., First Lien Term Loan B	4.15%	05/15/17	14,252	14,250,274
RJO Holdings Corp.,
Term Loan (Acquired 12/10/10-02/08/11; Cost $3,305,781)	6.91%	12/10/15	3,402	3,215,298
Term Loan (Acquired 12/10/10; Cost $47,377)	11.00%	12/10/15	74	58,829
SAM Finance Lux S.a.r.l., (Luxembourg) Term Loan	4.25%	12/17/20	2,729	2,740,064
TransFirst Holdings, Inc.,
First Lien Term Loan B-1	4.75%	12/27/17	1,961	1,967,842
Second Lien Term Loan	11.00%	06/27/18	2,358	2,394,554
				30,489,523

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food & Drug Retailers–1.02%
Rite Aid Corp.,
Second Lien Term Loan	5.75%	08/21/20	$1,716	$1,757,762
Term Loan 6	4.00%	02/21/20	620	623,586
Roundy’s Supermarkets, Inc., Term Loan B	6.46%	02/13/19	3,722	3,712,498
Supervalu Inc., Term Loan B	4.50%	03/21/19	3,557	3,576,124
				9,669,970

Food Products–4.44%
AdvancePierre Foods, Inc.,
First Lien Term Loan	5.75%	07/10/17	6,825	6,864,856
Second Lien Term Loan	9.50%	10/10/17	728	709,707
Big Heart Pet Brands, Term Loan	3.50%	03/08/20	3,615	3,621,788
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18	3,015	2,902,260
CSM Bakery Supplies LLC, Term Loan	4.75%	07/03/20	4,491	4,536,185
Del Monte Foods, Inc.,
First Lien Term Loan	4.25%	02/18/21	2,046	2,052,437
Second Lien Term Loan	8.25%	08/18/21	689	697,568
Diamond Foods, Inc., Term Loan	4.25%	08/20/18	720	722,056
Dole Food Co., Inc., Term Loan B	4.50%	11/01/18	5,014	5,054,329
H.J. Heinz Co., Revolver Loan(d)	0.00%	06/07/18	7,110	7,003,586
JBS USA, LLC,
Incremental Term Loan	3.75%	09/18/20	3,462	3,456,180
Term Loan	3.75%	05/25/18	3,289	3,290,880
New HB Acquisition, LLC, Term Loan B	6.75%	04/09/20	997	1,037,777
				41,949,609

Food Service–3.06%
Aramark Corp., Term Loan F	3.25%	02/24/21	3,568	3,561,639
ARG IH Corp., Term Loan B	5.00%	11/15/20	456	459,778
CEC Entertainment Inc., Term Loan	4.25%	02/14/21	2,160	2,156,847
Focus Brands Inc., First Lien Term Loan	5.50%	02/21/18	517	520,257
Restaurant Holding Company, LLC, Term Loan	8.75%	02/28/19	1,803	1,730,500
Seminole Hard Rock Entertainment, Inc., Term Loan	3.50%	05/14/20	1,026	1,025,467
US Foods, Inc., Incremental Term Loan	4.50%	03/29/19	7,057	7,107,245
Weight Watchers International, Inc., Term Loan B-2	4.00%	04/02/20	16,057	12,338,596
				28,900,329

Forest Products–0.37%
NewPage Corp., Term Loan B	9.50%	02/11/21	2,423	2,448,145
Xerium Technologies, Inc., Term Loan	5.75%	05/17/19	1,074	1,083,491
				3,531,636

Healthcare–8.66%
Alere Inc.,
Incremental Term Loan B-1	4.25%	06/30/17	426	429,158
Incremental Term Loan B-2	4.25%	06/30/17	2,439	2,456,132
Term Loan B	4.25%	06/30/17	1,419	1,429,556
ATI Holdings, Inc., Term Loan	5.00%	12/20/19	1,569	1,595,570
Biomet, Inc., Term Loan B-2	3.66%	07/25/17	7,631	7,656,169
Carestream Health, Inc., First Lien Term Loan	5.00%	06/07/19	3,916	3,971,701
Community Health Systems, Inc.,
Term Loan D	4.25%	01/27/21	7,946	8,027,679
Term Loan E	3.45%	01/25/17	3,086	3,107,659

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Healthcare–(continued)
DaVita Inc., Term Loan B	4.50%	10/20/16	$743	$749,051
DJO Finance LLC, Term Loan B	4.75%	09/15/17	5,597	5,641,992
Drumm Investors LLC, Term Loan	5.00%	05/04/18	920	911,217
HCA, Inc., Term Loan B-5	2.90%	03/31/17	4,474	4,475,672
Kindred Healthcare, Inc., Term Loan B-1	4.25%	06/01/18	5,867	5,906,599
Kinetic Concepts, Inc., Term Loan E-1	4.00%	05/04/18	17,408	17,496,590
Surgical Care Affiliates, LLC,
Revolver Loan(d)	0.00%	06/30/16	3,000	2,990,400
Term Loan B (Acquired 06/30/11; Cost $5,903,422)	4.25%	12/29/17	6,001	6,031,331
TriZetto Group, Inc.,
Second Lien Term Loan	8.50%	03/28/19	2,732	2,674,303
Term Loan	4.75%	05/02/18	4,121	4,106,477
Western Dental Services, Inc., Term Loan B	6.00%	11/01/18	2,238	2,249,504
				81,906,760

Home Furnishings–0.21%
Britax Group Ltd., Term Loan	4.50%	10/15/20	474	477,572
Serta Simmons Holdings, LLC, Term Loan	4.25%	10/01/19	1,452	1,463,451
				1,941,023

Industrial Equipment–3.09%
Alliance Laundry Systems LLC, Second Lien Term Loan	9.50%	12/10/19	679	690,966
Apex Tool Group, LLC, Term Loan	4.50%	01/31/20	1,005	994,866
Crosby US Acquisition Corp.,
First Lien Term Loan	4.00%	11/23/20	3,350	3,351,101
Second Lien Term Loan	7.00%	11/22/21	960	975,526
Doncasters US Acquisition LLC, Term Loan B	5.50%	04/09/20	3,172	3,208,856
Filtration Group Corp.,
First Lien Term Loan	4.50%	11/21/20	982	993,149
Second Lien Term Loan	8.25%	11/21/21	492	505,034
Gardner Denver, Inc., Term Loan	4.25%	07/30/20	4,882	4,868,794
Grede LLC, Term Loan B	4.50%	05/02/18	4,093	4,109,991
Husky Injection Molding Systems Ltd., Term Loan	4.25%	06/29/18	550	553,301
Milacron LLC, Term Loan	4.25%	03/30/20	1,632	1,636,168
MX Holdings US, Inc., Term Loan B-1	4.50%	08/14/20	2,324	2,349,642
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/20	1,888	1,897,740
QS0001 Corp., First Lien Term Loan	4.25%	11/09/18	1,792	1,803,347
Unifrax Holding Co., Term Loan	4.25%	11/28/18	149	150,014
Virtuoso US LLC, Term Loan	4.75%	02/11/21	1,100	1,111,434
				29,199,929

Insurance–0.47%
Applied Systems, Inc.,
Second Lien Term Loan	7.50%	01/24/22	695	712,004
Term Loan	4.25%	01/25/21	585	590,614
Cooper Gay Swett & Crawford Ltd.,
First Lien Term Loan	5.00%	04/16/20	1,896	1,873,073
Second Lien Term Loan	8.25%	10/16/20	1,270	1,229,844
				4,405,535

Leisure Goods, Activities & Movies–3.64%
24 Hour Fitness Worldwide, Inc. Term Loan B	5.25%	04/22/16	6,288	6,370,571
Alpha Topco Ltd. (United Kingdom), Term Loan B	4.50%	04/30/19	12,886	13,037,478
AMC Entertainment Inc., Term Loan	3.50%	04/30/20	1,074	1,076,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Leisure Goods, Activities & Movies–(continued)
CWGS Group, LLC, Term Loan	5.75%	02/20/20	$4,019	$4,044,427
Equinox Holdings, Inc., Revolver(g)	—	02/01/18	899	898,917
IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	1,120	1,124,384
Merlin Entertainments Group Luxembourg 2 S.a.r.l., (Luxembourg), Term Loan B1-1	3.41%	07/03/19	3,255	3,271,797
Sabre, Inc., Term Loan B	4.25%	02/19/19	3,748	3,759,263
US FinCo LLC, Term Loan B	4.00%	05/29/20	846	849,216
				34,432,280

Lodging & Casinos–6.68%
Bally Technologies, Inc., Term Loan B	4.25%	11/25/20	9,529	9,602,022
Boyd Acquisition Sub, LLC, Term Loan B	4.25%	11/20/17	221	223,006
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/18	3,305	3,272,870
Centaur Acquisition, LLC, First Lien Term Loan	5.25%	02/20/19	2,134	2,145,064
Four Seasons Holdings Inc. (Canada),
First Lien Term Loan	3.50%	06/27/20	718	720,584
Second Lien Term Loan	6.25%	12/28/20	1,310	1,342,793
Great Wolf Resorts, Inc., Term Loan B	4.50%	08/06/20	1,865	1,882,030
Harrah’s Operating Co., Inc.,
Incremental Term Loan B-4	9.50%	10/31/16	480	485,184
Term Loan B-5	4.49%	01/26/18	2,384	2,254,477
Term Loan B-6	5.49%	01/26/18	1,593	1,526,275
Hilton Worldwide Finance, LLC, Term Loan B-2	3.75%	10/26/20	19,715	19,808,430
Scientific Games International, Inc., Term Loan B	4.25%	10/18/20	13,315	13,349,231
Twin River Management Group, Inc., Term Loan	5.25%	11/09/18	3,382	3,420,274
Yonkers Racing Corp.,
First Lien Term Loan	4.25%	08/20/19	2,835	2,833,559
Second Lien Term Loan (Acquired 08/27/13; Cost $260,949)	8.75%	08/20/20	263	262,741
				63,128,540

Nonferrous Metals & Minerals–1.30%
Alpha Natural Resources, Inc., Term Loan B	3.50%	05/22/20	2,950	2,880,731
Arch Coal, Inc., Term Loan	6.25%	05/16/18	3,401	3,361,615
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19	4,485	4,285,242
Walter Energy, Inc., Term Loan B	6.75%	04/02/18	1,750	1,723,479
				12,251,067

Oil & Gas–8.98%
Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/19	29	29,320
Atlas Energy, L.P., Term Loan	6.50%	07/31/19	1,346	1,388,545
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/17/20	3,398	3,436,419
Buffalo Gulf Coast Terminals LLC, Term Loan (Acquired 10/31/11-10/23/12; Cost $6,914,269)	5.25%	10/31/17	6,890	6,958,922
Chesapeake Energy Corp., Term Loan	5.75%	12/01/17	11,763	12,046,553
CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15	981	992,337
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/19	746	763,259
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/21	10,399	10,635,490
EMG Utica, LLC, Term Loan (Acquired 04/01/12; Cost $1,452,000)	4.75%	03/27/20	1,458	1,467,454
EXCO Resources, Inc., Term Loan	5.00%	08/19/19	3,763	3,781,706
Fieldwood Energy LLC,
First Lien Term Loan	3.88%	09/28/18	2,875	2,886,627
Second Lien Term Loan	8.38%	09/30/20	4,126	4,287,441
Glenn Pool Oil & Gas Trust I, Term Loan (Acquired 06/08/11; Cost $788,033)	4.50%	05/02/16	788	799,854
HGIM Corp., Term Loan B	5.50%	06/18/20	3,829	3,880,105
NGPL PipeCo LLC, Term Loan	6.75%	09/15/17	4,944	4,841,342

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil & Gas–(continued)
Obsidian Natural Gas Trust (United Kingdom), Term Loan (Acquired 12/09/10-05/05/11; Cost $1,290,197)	7.00%	11/02/15	$1,261	$1,285,774
Samson Investment Company, Second Lien Term Loan	5.00%	09/25/18	4,181	4,224,907
Saxon Enterprises LLC, Term Loan	5.50%	02/15/19	2,525	2,554,441
Seadrill Partners Finco LLC (Bermuda), Term Loan B	4.00%	02/21/21	6,444	6,476,543
Tallgrass Operations, LLC,
Delayed Draw Term Loan(d)	0.00%	11/13/17	1,200	1,197,000
Term Loan B	4.25%	11/13/18	4,148	4,189,852
Tervita Corp. (Canada), Term Loan	6.25%	05/15/18	3,250	3,271,734
WildHorse Resources, LLC, Term Loan (Acquired 06/13/13; Cost $3,491,878)	7.50%	12/13/18	3,523	3,575,560
				84,971,185

Publishing–6.00%
Cenveo Corp., Term Loan B	6.25%	02/13/17	5,676	5,750,709
Cygnus Business Media, Inc., Term Loan(e)	8.25%	06/30/14	2,939	1,763,139
Endurance Business Media, Inc., Term Loan (Acquired 12/14/10; Cost $4,442,462)(e)	6.50%	12/15/14	3,382	879,320
Getty Images, Inc.,
Revolver Loan(g)	—	10/18/17	2,017	1,765,191
Term Loan	4.75%	10/18/19	2,238	2,138,994
Harland Clarke Holdings Corp.,
Term Loan B-2	5.50%	06/30/17	433	434,914
Term Loan B-4	6.00%	08/04/19	817	820,479
Knowledgepoint360 Group, LLC,
First Lien Term Loan	3.50%	04/14/14	443	387,643
Second Lien Term Loan	7.23%	04/13/15	1,000	870,000
MediMedia USA, Inc., First Lien Term Loan	8.00%	11/20/18	3,840	3,724,743
Merrill Communications LLC, Term Loan	7.25%	03/08/18	5,672	5,756,814
MTL Publishing LLC, Term Loan B	4.25%	06/29/18	3,119	3,131,144
Multi Packaging Solutions, Inc.,
Term Loan	4.25%	09/30/20	1,641	1,656,269
Term Loan A	4.25%	09/30/20	912	925,021
Newsday, LLC, Term Loan	3.65%	10/12/16	1,824	1,830,913
ProQuest LLC, Term Loan	6.00%	04/13/18	2,663	2,709,183
Southern Graphics Inc., Term Loan B	4.26%	10/17/19	3,228	3,248,591
Tribune Co., Term Loan	4.00%	12/27/20	18,621	18,641,782
YB (USA) LLC, Term Loan A-3(c)	0.00%	04/30/14	1,403	317,035
				56,751,884

Radio & Television–2.96%
Clear Channel Communications, Inc.,
Extended Term Loan E	7.65%	07/30/19	2,831	2,828,837
Term Loan B	3.80%	01/29/16	344	339,012
Term Loan D	6.90%	01/30/19	16,384	16,115,378
Gray Television, Inc., Term Loan	4.75%	10/11/19	711	716,556
Mission Broadcasting, Inc., Term Loan B-2	3.75%	10/01/20	555	556,672
Multicultural Radio Broadcasting, Inc., Term Loan (Acquired 12/04/12; Cost $684,373)	7.00%	06/05/17	711	710,093
NEP/NCP HoldCo, Inc., Second Lien Term Loan	9.50%	07/22/20	168	172,164
Nexstar Broadcasting, Inc., Term Loan B-2	3.75%	10/01/20	629	631,869
Raycom TV Broadcasting, LLC, Term Loan B	4.25%	05/31/17	2,595	2,604,475
TWCC Holding Corp., Second Lien Term Loan	7.00%	06/26/20	2,084	2,025,750
Univision Communications Inc., Term Loan C-4	4.00%	03/01/20	1,290	1,295,050
				27,995,856

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Retailers (except Food & Drug)–6.33%
David’s Bridal, Inc., Term Loan(d)	0.00%	10/11/17	$1,995	$1,855,215
Guitar Center, Inc., Term Loan	6.25%	04/10/17	5,203	5,153,807
J. Crew Group, Inc., Term Loan B-1	4.00%	03/07/18	499	500,045
Leonardo Acquisition Corp., Term Loan	4.25%	01/31/21	739	743,120
National Vision, Inc., Term Loan	7.00%	08/02/18	2,357	2,363,335
Neiman Marcus Group, Inc., Term Loan B	5.00%	10/26/20	3,508	3,552,855
OSP Group, Inc., First Lien Term Loan	5.50%	02/05/20	2,719	2,725,733
Payless, Inc., Term Loan	7.25%	10/09/19	3,890	3,901,721
Pep Boys–Manny, Moe & Jack, Term Loan B	4.25%	10/11/18	2,041	2,057,464
Savers Inc., Term Loan	5.00%	07/09/19	5,367	5,395,243
Sears Holding Corp., Term Loan	5.50%	06/30/18	13,314	13,380,206
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/19	7,485	7,515,013
Toys ‘R’ Us Property Co. I, LLC, Term Loan	6.00%	08/21/19	6,928	6,553,125
Toys ‘R’ Us-Delaware, Inc.,
Term Loan	6.00%	09/01/16	1,687	1,518,905
Term Loan B-2	5.25%	05/25/18	516	435,345
Term Loan B-3	5.25%	05/25/18	159	133,909
Wilton Brands LLC, Term Loan B	7.50%	08/30/18	2,173	2,077,183
				59,862,224

Steel–0.73%
JFB Firth Rixson Inc., Term Loan	4.25%	06/30/17	926	929,725
JMC Steel Group Inc., Term Loan	4.75%	04/03/17	1,501	1,504,688
TMS International Corp., Term Loan B	4.50%	10/16/20	1,858	1,881,141
Waupaca Foundry, Inc., Term Loan	4.00%	06/29/17	2,551	2,557,352
				6,872,906

Surface Transport–1.59%
Hertz Corp. (The), Term Loan B-1	3.75%	03/12/18	758	761,117
JHCI Acquisition, Inc., First Lien Term Loan	7.00%	07/11/19	2,061	2,086,752
Kenan Advantage Group, Inc.,
Term Loan	3.75%	06/10/16	1,481	1,496,016
Term Loan D (Acquired 01/02/14; Cost $572,154)	3.75%	06/10/16	573	577,123
Navios Partners Finance (US) Inc., Term Loan	5.25%	06/27/18	4,958	5,057,171
U.S. Shipping Corp., Term Loan	9.00%	04/30/18	4,885	5,022,390
				15,000,569

Telecommunications–8.22%
Alcatel-Lucent USA Inc., Term Loan	4.50%	01/30/19	6,802	6,875,806
Avaya Inc.,
Term Loan B-3	4.73%	10/26/17	10,622	10,363,606
Term Loan B-6	6.50%	03/30/18	5,753	5,752,934
Consolidated Communications, Inc., Term Loan B	4.25%	12/23/20	10,194	10,277,989
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19	6,354	6,546,840
Hargray Communications Group, Inc., Term Loan	4.75%	06/26/19	1,927	1,951,498
Level 3 Communications, Inc.,
Term Loan B	4.00%	01/15/20	9,855	9,896,930
Term Loan B-III	4.00%	08/01/19	4,217	4,237,783
LTS Buyer LLC,
First Lien Term Loan B	4.00%	04/13/20	148	148,305
Second Lien Term Loan	8.00%	04/12/21	80	81,688
NTELOS Inc., Term Loan B	5.75%	11/08/19	6,278	6,293,317
U.S. TelePacific Corp., Term Loan	5.75%	02/23/17	3,169	3,197,577

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Telecommunications–(continued)
Windstream Corp., Term Loan B-4	3.50%	01/23/20	$2,625	$2,626,839
Yankee Cable Acquisition, LLC, Term Loan B	4.50%	03/02/20	6,315	6,379,902
Zayo Group, LLC, Term Loan B	4.00%	07/02/19	3,046	3,057,541
				77,688,555

Utilities–3.17%
Calpine Construction Finance Co., L.P., Term Loan B-2	3.25%	01/31/22	3,465	3,432,242
Dynegy Inc., Term Loan B-2	4.00%	04/23/20	2,565	2,580,696
EquiPower Resources Holdings, LLC,
First Lien Term Loan B	4.25%	12/21/18	514	516,514
First Lien Term Loan C	4.25%	12/31/19	2,946	2,961,254
LSP Madison Funding, LLC, Term Loan	5.50%	06/28/19	1,420	1,444,538
Sapphire Power Finance LLC, Term Loan B	6.00%	07/10/18	2,357	2,384,529
Texas Competitive Electric Holdings,
Term Loan	3.74%	10/10/14	11,244	7,878,160
Term Loan	4.74%	10/10/17	10,214	7,143,301
USIC Holdings, Inc. First Lien Term Loan	4.00%	07/10/20	1,679	1,682,450
				30,023,684
Total Variable Rate Senior Loan Interests				1,178,525,896

Bonds and Notes–11.48%
Air Transport–0.12%
Continental Airlines, Inc.(h)	6.75%	09/15/15	1,110	1,139,138

Automotive–0.24%
Goodyear Tire & Rubber Co.	6.50%	03/01/21	1,228	1,350,800
Schaeffler AG (Germany)(h)	4.75%	05/15/21	889	897,770
				2,248,570

Business Equipment & Services–0.49%
ADT Corp. (The)(h)	6.25%	10/15/21	1,428	1,513,680
First Data Corp.(h)	6.75%	11/01/20	2,932	3,173,890
				4,687,570

Cable & Satellite Television–0.86%
Lynx II Corp.(h)	5.38%	04/15/21	200	206,500
UPC Broadband Holdings, B.V. (Netherlands)(h)	6.63%	07/01/20	1,116	1,205,282
UPC Broadband Holdings, B.V. (Netherlands)(h)	7.25%	11/15/21	5,862	6,462,855
UPC Broadband Holdings, B.V. (Netherlands)(h)	6.88%	01/15/22	263	289,492
				8,164,129

Chemicals & Plastics–1.10%
Hexion Specialty Chemicals, Inc.	6.63%	04/15/20	8,958	9,316,320
Ineos Holdings Ltd.(h)	8.38%	02/15/19	367	408,288
Ineos Holdings Ltd.(h)	7.50%	05/01/20	234	257,985
Taminco Global Chemical Corp.(h)	9.75%	03/31/20	337	384,180
				10,366,773

Containers & Glass Products–1.77%
Ardagh Glass Finance PLC (Ireland)(h)	6.25%	01/31/19	921	960,143
Ardagh Glass Finance PLC (Ireland)(h)	7.00%	11/15/20	192	195,840
Reynolds Group Holdings Inc.	7.88%	08/15/19	2,274	2,515,612
Reynolds Group Holdings Inc.	9.88%	08/15/19	3,172	3,592,290
Reynolds Group Holdings Inc.	5.75%	10/15/20	9,013	9,486,182
				16,750,067

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Electronics & Electrical–0.31%
Blackboard Inc.(h)	7.75%	11/15/19	$2,486	$2,579,225
Freescale Semiconductor, Inc.(h)	6.00%	01/15/22	332	353,580
				2,932,805

Food Products–0.06%
Chiquita Brands LLC	7.88%	02/01/21	476	524,790

Forest Products–0.33%
Verso Paper Holdings LLC	11.75%	01/15/19	2,868	3,111,780

Healthcare–1.57%
Accellent Inc.	8.38%	02/01/17	3,441	3,613,050
Accellent Inc.	10.00%	11/01/17	1,208	1,309,170
Biomet, Inc.	6.50%	08/01/20	704	763,840
Community Health Systems, Inc.	5.13%	08/15/18	980	1,042,475
Community Health Systems, Inc.(h)	5.13%	08/01/21	486	486,000
Community Health Systems, Inc.(h)	6.88%	02/01/22	548	548,000
DJO Finance LLC	9.75%	10/15/17	620	652,550
DJO Finance LLC	8.75%	03/15/18	2,058	2,263,800
Kindred Healthcare, Inc.	8.25%	06/01/19	808	876,680
Kinetic Concepts, Inc.	10.50%	11/01/18	1,728	2,013,120
Tenet Healthcare Corp.(h)	6.00%	10/01/20	1,178	1,281,075
				14,849,760

Lodging & Casinos–0.12%
Harrah’s Operating Co., Inc.	8.50%	02/15/20	357	343,166
Harrah’s Operating Co., Inc.	9.00%	02/15/20	785	769,300
				1,112,466

Nonferrous Metals & Minerals–0.16%
TiZir Ltd. (United Kingdom)	9.00%	09/28/17	1,400	1,487,500

Oil & Gas–0.69%
Kinder Morgan, Inc.(h)	5.00%	02/15/21	1,268	1,280,680
Pacific Drilling S.A. (Luxembourg)(h)	5.38%	06/01/20	2,587	2,633,465
Tervita Corp. (Canada)(h)	8.00%	11/15/18	2,263	2,376,150
Western Refining, Inc.	6.25%	04/01/21	201	207,432
				6,497,727

Publishing–0.32%
Merrill Communications, LLC	10.00%	03/08/23	3,294	3,030,738

Radio & Television–0.57%
Sinclair Television Group, Inc.	6.38%	11/01/21	777	823,620
Univision Communications Inc.(h)	6.75%	09/15/22	4,144	4,610,200
				5,433,820

Retailers (except Food & Drug)–0.39%
Claire’s Stores Inc.(h)	9.00%	03/15/19	1,627	1,718,519
Claire’s Stores, Inc.(h)	6.13%	03/15/20	1,173	1,118,748
Targus Group International, Inc. (Acquired 12/16/09-12/14/11; Cost $2,327,543)(h)	10.00%	06/14/19	821	821,026
				3,658,293

Telecommunications–1.31%
Avaya Inc.(h)	7.00%	04/01/19	1,515	1,505,332
Goodman Networks Inc.(h)	12.38%	07/01/18	569	607,408

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Telecommunications–(continued)
Goodman Networks Inc.	12.13%	07/01/18	$4,520	$4,825,100
Wind Telecomunicazioni S.p.A. (Italy)(h)	7.25%	02/15/18	2,393	2,514,146
Wind Telecomunicazioni S.p.A. (Italy)(h)	6.50%	04/30/20	219	241,995
Windstream Corp.	7.50%	06/01/22	2,565	2,706,075
Windstream Corp.	6.38%	08/01/23	22	21,835
				12,421,891

Utilities–1.07%
Calpine Corp.(h)	7.50%	02/15/21	5,540	6,149,399
Calpine Corp.(h)	6.00%	01/15/22	478	509,070
Calpine Corp.(h)	7.88%	01/15/23	1	570
NRG Energy Inc.	7.63%	05/15/19	1,203	1,260,142
NRG Energy Inc.(h)	6.25%	07/15/22	891	929,981
NRG Energy Inc.	6.63%	03/15/23	1,191	1,262,460
				10,111,622
Total Bonds and Notes				108,529,439

Structured Products–7.26%
Apidos Cinco CDO(h)(i)	4.49%	05/14/20	772	753,864
Apidos CLO II(h)(i)	4.99%	12/21/18	1,249	1,247,938
Apidos CLO IX(h)(i)	6.74%	07/15/23	2,154	2,159,362
Apidos CLO X(h)(i)	6.49%	10/30/22	2,846	2,852,941
Apidos CLO XI(h)(i)	5.49%	01/17/23	3,968	3,829,891
Apidos CLO XV(h)(i)	5.00%	10/20/25	1,500	1,393,813
Apidos Quattro CDO(h)(i)	3.84%	01/20/19	1,040	1,009,692
Ares XI CLO, Ltd.(h)(i)	3.24%	10/11/21	1,851	1,797,901
Atrium IV CDO Corp(h)	9.18%	06/08/19	268	282,318
Atrium X CDO(h)(i)	4.74%	07/16/25	3,196	2,935,349
Babson CLO Ltd. 2013-IIA(h)(i)	4.74%	01/18/25	2,631	2,389,180
Babson CLO Ltd. 2007-I(h)(i)	3.49%	01/18/21	773	744,016
Carlyle Global Market Strategies 2012-2(h)(i)	6.49%	07/20/23	912	914,295
Carlyle Global Market Strategies 2012-3(h)(i)	5.74%	10/14/24	693	681,015
Dryden Senior Loan Fund 2013-30(h)(i)	5.26%	10/15/25	1,053	1,005,301
Flagship CLO VI(h)(i)	4.99%	06/10/21	755	753,688
Flagship CLO VI(h)(i)	4.99%	06/10/21	2,565	2,558,901
Gramercy Park CLO(h)(i)	5.74%	07/17/23	4,004	3,948,416
Halcyon Loan Investors CLO II, Ltd.(h)(i)	3.84%	04/24/21	1,009	953,863
ING Investment Management CLO I, Ltd.(h)(i)	5.24%	04/15/24	2,200	2,089,134
ING Investment Management CLO III, Ltd.(h)(i)	3.74%	12/13/20	3,038	2,871,953
ING Investment Management CLO III, Ltd.(h)(i)	6.09%	10/15/22	1,026	1,021,102
ING Investment Management CLO III, Ltd.(h)(i)	4.74%	01/18/26	1,767	1,616,517
ING Investment Management CLO IV, Ltd.(h)(i)	4.49%	06/14/22	437	428,842
ING Investment Management CLO IV, Ltd.(h)(i)	5.99%	10/15/23	3,875	3,845,780
Keuka Park CLO 2013-1(h)(i)	4.74%	10/21/24	365	337,028
KKR Financial CLO 2012-1(h)(i)	5.75%	12/15/24	4,025	3,912,360
KKR Financial CLO 2013-1(h)(i)	4.99%	07/15/25	2,115	1,957,629
Madison Park Funding X Ltd.(h)(i)	5.49%	01/20/25	1,103	1,068,465
Marine Park CLO 2012-1(h)(i)	5.99%	05/18/23	1,298	1,290,435
Octagon Investment Partners XVIII Ltd.(h)(i)	5.49%	12/16/24	2,631	2,539,741
Pacifica CDO VI, Ltd.(h)(i)	3.99%	08/15/21	1,247	1,171,626
Sierra CLO II Ltd.(i)	3.74%	01/22/21	1,829	1,764,341
Silverado CLO 2006-II Ltd.(h)(i)	3.99%	10/16/20	2,210	2,105,129
Slater Mill Loan Fund, LP(h)(i)	5.74%	08/17/22	2,085	2,050,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Symphony CLO IX, Ltd.(h)(i)	5.24%	04/16/22	$4,258	$4,072,658
Symphony CLO VIII, Ltd.(h)(i)	5.99%	01/09/23	2,317	2,297,800
Total Structured Products				68,652,857

			Shares
Common Stocks & Other Equity Interests–2.28%
Building & Development–1.23%
Axia Inc. (Acquired 05/30/08; Cost $2,673,763)(e)(h)(j)			595	2,554,566
Building Materials Holding Corp.(h)(j)			923,526	6,233,801
Lake at Las Vegas Joint Venture, LLC, Class A, (Acquired 07/15/10; Cost $7,937,680)(h)(j)			780	0
Lake at Las Vegas Joint Venture, LLC, Class B, (Acquired 07/15/10; Cost $93,970)(h)(j)			9	0
Lake at Las Vegas Joint Venture, LLC, Class C, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(j)			39	0
Lake at Las Vegas Joint Venture, LLC, Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(j)			54	0
Lake at Las Vegas Joint Venture, LLC, Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(j)			60	0
Lake at Las Vegas Joint Venture, LLC, Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(j)			67	0
Lake at Las Vegas Joint Venture, LLC, Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(j)			76	0
Newhall Holding Co., LLC, Class A(h)(j)			346,693	1,421,442
WCI Communities, Inc.(j)			69,585	1,404,229
				11,614,038

Business Equipment & Services–0.00%
Comdisco, Inc.(j)			7	33

Chemicals & Plastics–0.00%
Lyondell Chemical Co., Class A(j)			383	33,735

Conglomerates–0.15%
Euramax International, Inc.(h)(j)			4,207	1,367,307

Cosmetics & Toiletries–0.11%
Marietta Intermediate Holding Corp. (Acquired 09/25/06; Cost $2,287,974)(h)(j)			2,023,400	1,052,168
Marietta Intermediate Holding Corp., Wts. expiring 02/20/19, (Acquired 12/22/04; Cost $0)(h)(j)			247,917	0
				1,052,168

Financial Intermediaries–0.00%
RJO Holdings Corp.(h)(j)			1,482	14,816
RJO Holdings Corp., Class A(h)(j)			1,142	571
RJO Holdings Corp., Class B(h)(j)			1,667	833
				16,220

Home Furnishings–0.00%
Quality Home Brands Holdings LLC (Acquired 01/29/10; Cost $0)(h)			4,863	0

Leisure Goods, Activities & Movies–0.05%
MB2 LP (Canada)(j)			27,683	443,008

Lodging & Casinos–0.35%
Twin River Management Group, Inc., Class A(h)(j)			134,134	3,346,643

Publishing–0.35%
Affiliated Media, Inc.(h)(j)			46,746	1,069,306
Cygnus Business Media, Inc. (Acquired 07/19/04; Cost $1,251,821)(e)(h)(j)			5,882	0
Endurance Business Media, Inc., Class A, (Acquired 12/14/10; Cost $6,292,167)(e)(h)(j)			8,863	0
F&W Publications, Inc., Wts. Expiring 06/09/14(h)(j)			2,582	20,657
F&W Publications, Inc.(h)(j)			15,519	124,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Senior Income Trust

	Shares	Value
Publishing–(continued)
MC Communications, LLC (Acquired 07/02/09; Cost $0)(h)(j)	333,084	$0
Merrill Communications LLC, Class A(h)(j)	399,283	798,566
Tribune Co., Class A(k)	16,474	1,305,565
		3,318,244

Retailers (except Food & Drug)–0.04%
Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(h)(j)	27,462	334,213

Telecommunications–0.00%
CTM Media Holdings Inc., Class B(l)	127	9,525
Total Common Stocks & Other Equity Interests		21,535,134

Preferred Stocks–0.01%
Financial Intermediaries–0.00%
RJO Holdings Corp., Series A-2(h)(j)	324	26,930

Utilities–0.01%
Genie Energy Ltd.(l)	7,632	63,497
Total Preferred Stocks		90,427

Money Market Funds–1.67%
Liquid Assets Portfolio–Institutional Class(m)	7,909,375	7,909,375
Premier Portfolio–Institutional Class(m)	7,909,375	7,909,375
Total Money Market Funds		15,818,750
TOTAL INVESTMENTS(n)–147.34% (Cost $1,402,123,213)		1,393,152,503
BORROWINGS–(29.29)%		(277,000,000)
VARIABLE RATE TERM PREFERRED SHARES–(13.22)%		(125,000,000)
OTHER ASSETS LESS LIABILITIES–(4.83)%		(45,642,567)
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%		$945,509,936

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
LOC	– Letter of Credit
PIK	– Payment in Kind
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2014 was $5,183,332, which represented less than 1% of the Trust’s Net Assets.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(e)	Affiliated company. As defined by the Investment Company Act of 1940, an affiliated company is one in which the Trust owns 5% or more of the outstanding voting securities or a company which is under common ownership or control. See Note 4.
(f)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Axia Inc., Second Lien Term Loan A	5.00%	6.00%
Lake at Las Vegas Joint Venture, LLC, Exit Revolver Loan	—	5.00
(g)	This variable rate interest will settle after February 28, 2014, at which time the interest rate will be determined.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2014 was $134,614,097, which represented 14.24% of the Trust’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2014.
(j)	Non-income producing securities acquired through the restructuring of senior loans.
(k)	Non-income producing securities acquired as part of a bankruptcy restructuring.
(l)	Securities acquired through the restructuring of senior loans.
(m)	The money market fund and the Trust are affiliated by having the same investment adviser.
(n)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Senior Income Trust

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, at value (Cost $1,364,270,948)	$1,370,563,765
Investments in affiliates, at value (Cost $37,852,265)	22,588,738
Total investments, at value (Cost $1,402,123,213)	1,393,152,503
Cash	16,563,125
Receivable for:
Investments sold	59,854,466
Interest and fees	8,662,114
Investments matured	2,397,066
Deferred offering costs	951,071
Other assets	342,784
Total assets	1,481,923,129

Liabilities:
Variable rate term preferred shares, at liquidation preference ($0.01 par value, 1,250 shares issued with liquidation preference of $100,000 per share)	125,000,000
Payable for:
Borrowings	277,000,000
Investments purchased	132,090,560
Income distributions	189,678
Accrued fees to affiliates	1,244
Accrued interest expense	136,382
Accrued trustees’ and officers’ fees and benefits	7,500
Accrued other operating expenses	481,562
Upfront commitment fees	1,506,267
Total liabilities	536,413,193
Net assets applicable to common shares outstanding	$945,509,936

Net assets applicable to common shares consist of:
Shares of beneficial interest	$1,572,247,229
Undistributed net investment income	(8,801,441)
Undistributed net realized gain (loss)	(583,435,034)
Net unrealized appreciation (depreciation)	(34,500,818)
$945,509,936

Shares outstanding, no par value, with an unlimited number of shares authorized:
Common shares outstanding	180,036,160
Net asset value per common share	$5.25
Market value per common share	$5.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Senior Income Trust

Statement of Operations

For the year ended February 28, 2014

Investment income:
Interest	$72,463,288
Interest and dividends from affiliates	749,081
Dividends (net of foreign withholding taxes of $60,360)	662,513
Other income	2,786,249
Total investment income	76,661,131

Expenses:
Advisory fees	11,203,575
Administrative services fees	2,636,135
Custodian fees	408,471
Interest, facilities and maintenance fees	5,126,477
Transfer agent fees	20,154
Trustees’ and officers’ fees and benefits	62,292
Other	1,001,513
Total expenses	20,458,617
Less: Fees waived	(17,642)
Net expenses	20,440,975
Net investment income	56,220,156

Realized and unrealized gain:
Net realized gain from investment securities	3,741,005
Change in net unrealized appreciation of investment securities	19,909,633
Net realized and unrealized gain	23,650,638
Net increase in net assets from operations applicable to common shares	$79,870,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Senior Income Trust

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$56,220,156	$61,792,589
Net realized gain	3,741,005	8,166,050
Change in net unrealized appreciation	19,909,633	43,515,164
Net increase in net assets resulting from operations	79,870,794	113,473,803
Distributions to auction rate preferred shareholders from net investment income	—	(2,614,633)
Net increase net assets from operations applicable to common shareholders	79,870,794	110,859,170
Distributions to common shareholders from net investment income	(64,984,207)	(60,119,967)
Increase from transactions in common shares of beneficial interest	188,369	—
Net increase in net assets	15,074,956	50,739,203

Net assets applicable to common shares:
Beginning of year	930,434,980	879,695,777
End of year (includes undistributed net investment income of $(8,801,441) and $(6,878,959), respectively)	$945,509,936	$930,434,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Senior Income Trust

Statement of Cash Flows

For the year ended February 28, 2014

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$79,870,794

Adjustments to reconcile net increase in net assets to net cash provided by operating activities:
Purchases of investments	(1,341,702,781)
Proceeds from sales of investments	1,298,711,431
Net change in upfront commitment fees	(79,473)
Decrease in interest receivables and other assets	319,295
Amortization of loan fees	3,004,798
Accretion of discount on investment securities	(6,582,300)
Decrease in accrued expenses and other payables	(141,415)
Net realized gain from investment securities	(3,741,005)
Net change in unrealized appreciation on investment securities	(19,909,633)
Net cash provided by operating activities	9,749,711

Cash provided by financing activities:
Dividends paid to common shareholders from net investment income	(64,650,372)
Net proceeds from and repayment of borrowings	70,000,000
Net cash provided by financing activities	5,349,628
Net increase in cash and cash equivalents	15,099,339
Cash and cash equivalents at beginning of period	17,282,536
Cash and cash equivalents at end of period	$32,381,875

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$188,369

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$4,319,357

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco Senior Income Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Trust borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

24                         Invesco Senior Income Trust

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Trust invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Trust’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.
E.

Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s

25                         Invesco Senior Income Trust

taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Term Preferred Shares (“VRTP Shares”), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Industry Concentration — To the extent that the Trust is concentrated in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
L.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
M.	Other Risks — The Trust may invest all or substantially all of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Trust invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a Corporate Loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the Corporate Loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

N.	Leverage Risk – The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an annual fee of 0.85% based on the average daily managed assets of the Trust. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP.)

26                         Invesco Senior Income Trust

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2014, the Adviser waived advisory fees of $17,642.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2014, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Trust.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$1,121,477,913	$57,047,983	$1,178,525,896
Bonds & Notes	—	107,708,413	821,026	108,529,439
Structured Products	—	68,652,857	—	68,652,857
Equity Securities	17,772,779	5,858,047	13,813,485	37,444,311
Total Investments	$17,772,779	$1,303,697,230	$71,682,494	$1,393,152,503

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Variable Rate Senior Loan Interests during the year ended February 28, 2014:

	Beginning Balance, as of February 28, 2013	Purchases	Sales	Accrued discounts/ premiums	Net realized gain (loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of February 28, 2014
Variable Rate Senior Loan Interests	$84,334,208	$22,131,980	$(44,021,971)	$122,593	$(8,158,760)	$11,331,804	$12,926,407	$(21,618,278)	$57,047,983
Bonds & Notes	821,026	—	—	—	—	—	—	—	821,026
Equity Securities	2,706,621	918,351	(1,016,906)	—	963,506	(1,386,625)	11,628,538	—	13,813,485
Total	$87,861,855	$23,050,331	$(45,038,877)	$122,593	$(7,195,254)	$9,945,179	$24,554,945	$(21,618,278)	$71,682,494

The Variable Rate Senior Loan Interests determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service.

A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

27                         Invesco Senior Income Trust

NOTE 4—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended February 28, 2014.

	Value 02/28/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 02/28/14	Interest Income
Axia Inc. — Second Lien Term Loan A	$988,516	$62,680	$(604,783)	$1,051,738	$(884,094)	$614,057	$95,200
Axia Inc. — Second Lien Term Loan B	1,639,729	—	(958,906)	2,076,848	(1,798,765)	958,906	86,701
Axia Inc. — Revolver Loan	1,824,876	—	(2,062,007)	237,131	—	—	16,382
Axia Acquisition Corp. — Common Shares	1,488,675	—	—	1,065,891	—	2,554,566	—
Cygnus Business Media, Inc. — Common Shares	0	—	—	—	—	0	—
Cygnus Business Media, Inc. — Term Loan	1,914,276	—	(954,891)	800,564	3,190	1,763,139	320,599
Endurance Business Media, Inc. — Common Shares	88,633	—	—	(88,633)	—	0	—
Endurance Business Media, Inc. —Term Loan	683,995	—	(37,975)	245,208	(11,908)	879,320	224,021
Total	$8,628,700	$62,680	$(4,618,562)	$5,388,747	$(2,691,577)	$6,769,988	$742,903

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.

During the year ended February 28, 2014, the Trust paid legal fees of $175,115 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Trust. A trustee of the Trust is Of Counsel of Skadden, Arps, Slate, Meagher & Flom LLP.

NOTE 6—Cash Balances and Borrowings

The Trust has entered into a $350 million revolving credit and security agreement which will expire on August 27, 2014. The revolving credit and security agreement is secured by the assets of the Trust.

During the year ended February 28, 2014, the average daily balance of borrowings under the revolving credit and security agreement was $252,273,973 with a weighted interest rate of 0.32%. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Trust held the following unfunded loan commitments as of February 28, 2014. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount	Value
David’s Bridal, Inc.	Term Loan	$1,994,854	$1,855,215
Delta Air Lines, Inc.	Revolver	1,075,819	1,005,890
Delta Air Lines, Inc.	Revolver	7,315,565	7,068,665
H.J. Heinz Co.	Revolver	7,110,239	7,003,586
Lake at Las Vegas Joint Venture, LLC	Revolver	16,242	5,735
Reynolds Group Holdings Inc.	Revolver	5,534,362	5,530,903
Surgical Care Affiliates, LLC	Revolver	3,000,000	2,990,400
Tallgrass Operations, LLC	Term Loan	1,200,000	1,197,000
West Corp.	Revolver	2,632,809	2,553,825
		$29,879,890	$29,211,219

28                         Invesco Senior Income Trust

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income	$64,984,207	$62,734,600
Ordinary income — Taxable VRTP Shares	1,783,871	630,849
Total distributions	$66,768,078	$63,365,449

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$578,494
Net unrealized appreciation (depreciation) — investments	(18,389,984)
Net unrealized appreciation (depreciation) — investments matured	(25,530,108)
Post-October deferrals	(1,869,328)
Capital loss carryforward	(581,526,367)
Shares of beneficial interest	1,572,247,229
Total net assets	$945,509,936

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Trust has a capital loss carryforward as of February 28, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2015	$11,934,630	$—	$11,934,630
February 29, 2016	17,612,397	—	17,612,397
February 28, 2017	121,546,728	—	121,546,728
February 28, 2018	316,566,788	—	316,566,788
February 28, 2019	81,508,885	—	81,508,885
Not subject to expiration	—	32,356,939	32,356,939
	$549,169,428	$32,356,939	$581,526,367

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2014 was $1,384,361,891 and $1,325,157,964, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$69,060,662
Aggregate unrealized (depreciation) of investment securities	(87,450,646)
Net unrealized appreciation (depreciation) of investment securities	$(18,389,984)

Cost of investments for tax purposes is $1,411,542,487.

29                         Invesco Senior Income Trust

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and sales of bonds with premium, on February 28, 2014, undistributed net investment income was increased by $6,841,569, undistributed net realized gain (loss) was increased by $283,745 and shares of beneficial interest was decreased by $7,125,314. This reclassification had no effect on the net assets of the Trust.

NOTE 11—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Years ended February 28,
	2014	2013
Beginning shares	179,999,900	179,999,900
Shares issued through dividend reinvestment	36,260	—
Ending shares	180,036,160	179,999,900

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 12—Variable Rate Term Preferred Shares

On October 26, 2012, the Trust issued in the aggregate 1,250 VRTP Shares of the following series: (i) 2015/11-VVR C-1 (the “C-1 Series”), (ii) 2015/11-VVR C-2 (the “C-2 Series”), (iii) 2015/11-VVR C-3 (the “C-3 Series”), (iv) 2015/11-VVR C-4 (the “C-4 Series”) and (v) 2015/11-VVR L-1 (the “L-1 Series”), each with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of VRTP Shares on October 26, 2012 were used to redeem all of the Trust’s outstanding Auction Rate Preferred Shares (“ARPS”). VRTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Trust is required to redeem all outstanding VRTP Shares on September 1, 2016, unless earlier redeemed, repurchased or extended. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.

The Trust incurred costs in connection with the issuance of the VRTP Shares. These costs were recorded as a deferred charge and are being amortized over the 3 year life of the VRTP Shares. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations and the unamortized balance is included in Deferred offering costs on the Statement of Assets and Liabilities.

Dividends paid on the VRTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The rate for dividends was equal to the sum of an applicable base rate (defined below) plus a ratings spread of 1.20%-5.20%, which is based on the long term rating assigned to the VRTP Shares by Moody’s and Fitch.

Series	Applicable Base Rate
C-1 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CHARTA, LLC to purchase shares of the C-1 Series
C-2 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CAFCO, LLC to purchase shares of the C-2 Series
C-3 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CIESCO, LLC to purchase shares of the C-3 Series
C-4 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CRC Funding, LLC to purchase shares of the C-4 Series
L-1 Series	30 day London Interbank Offered Rate by Citibank in London, England

The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRTP Shares during the year ended February 28, 2014 were $125,000,000 and 1.41%, respectively.

The Trust is subject to certain restrictions relating to the VRTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VRTP Shares at liquidation preference.

The liquidation preference of VRTP Shares, which are considered debt of the Trust for financial reporting purposes, is recorded as a liability under the caption Variable rate term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VRTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VRTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 13—Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

At the year ended February 28, 2014, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$9,105,094	$8,858,801

30                         Invesco Senior Income Trust

NOTE 14—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2014:

Declaration Date	Amount per Share	Record Date	Payable Date
March 3, 2014	$0.028	March 14, 2014	March 31, 2014
April 1, 2014	$0.028	April 14, 2014	April 30, 2014

NOTE 15—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Years ended February 28,			Year ended February 29,		Seven months ended February 28,		Years ended July 31,
	2014		2013	2012		2011		2010		2009
Net asset value per common share, beginning of period	$5.17		$4.89	$5.03		$4.65		$3.98		$6.47
Net investment income(a)	0.31		0.34	0.31		0.17		0.29		0.41
Net gains (losses) on securities (both realized and unrealized)	0.13		0.28	(0.14)		0.39		0.72		(2.46)
Distributions paid to preferred shareholders from net investment income	N/A		(0.01)	(0.02)		(0.01)		(0.03)		(0.05)
Total from investment operations	0.44		0.61	0.15		0.55		0.98		(2.10)
Dividends from net investment income	(0.36)		(0.33)	(0.29)		(0.17)		(0.29)		(0.39)
Return of capital	—		—	—		—		(0.02)		—
Total dividends and distributions paid to common shareholders	(0.36)		(0.33)	(0.29)		(0.17)		(0.31)		(0.39)
Net asset value per common share, end of period	$5.25		$5.17	$4.89		$5.03		$4.65		$3.98
Market value per common share, end of period	$5.03		$5.57	$4.69		$5.01		$4.65		$3.59
Total return at net asset value(b)	8.69%		12.93%	3.48%		12.14%
Total return at market value(c)	(3.34)%		26.86%	(0.35)%		11.70%		38.95%		(26.06)%
Net assets applicable to common shares, end of period (000’s omitted)	$945,510		$930,435	$879,696		$904,599		$836,919		$717,102
Portfolio turnover rate(d)	99%		103%	94%		50%		57%		37%

Ratio/supplemental data based on average net assets applicable to common shares outstanding:
Ratio of expenses:
With fee waivers and/or expense reimbursements	2.18	%(e)	2.06%	2.00	%(f)	2.14	%(f)(g)	2.28	%(f)(h)	3.69	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.63	%(e)	1.65%	1.69	%(f)	1.72	%(f)(g)	1.89	%(f)(h)	2.96	%(f)
Without fee waivers and/or expense reimbursements	2.18	%(e)	2.06%
Ratio of net investment income before preferred share dividends	5.98	%(e)	6.86%	6.35%		6.16	%(g)	6.38	%(h)	10.73%
Preferred share dividends	N/A		0.29%	0.39%		0.41	%(g)	0.61%		1.37%
Ratio of net investment income after preferred share dividends	5.98	%(e)	6.57%	5.96%		5.75	%(g)	5.77	%(h)	9.36%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$125,000		$125,000	$200,000		$200,000		$200,000		$350,000
Total borrowings (000’s omitted)	$277,000		$207,000	$156,000		$214,000		$230,000		$38,000
Asset coverage per $1,000 unit of senior indebtedness(i)	$4,865		$6,099	$7,921		$6,162		$5,509		$29,083
Asset coverage per preferred share(j)	$856,408		$844,348	$134,962		$138,075		$129,620		$76,225
Liquidating preference per preferred share	$100,000		$100,000	$25,000		$25,000		$25,000		$25,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $939,517.
(f)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(g)	Annualized.
(h)	Subsequent to issuance of its July 31, 2010 financial statements, the Trust identified an error solely related to the expense and net investment income ratios included within the financial highlights for the fiscal year ended July 31, 2010. The financial highlights above reflect the revised ratios.
(i)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares and borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(j)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares) from the Trust’s total assets and dividing by the total number of preferred shares outstanding.
N/A=Not	Applicable

31                         Invesco Senior Income Trust

NOTE 16—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint (“Complaint”) was filed by common shareholders on behalf of the trusts now known as Invesco Advantage Municipal Income Trust II; Invesco Municipal Opportunity Trust; Invesco Municipal Trust; Invesco High Income Trust II; Invesco Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley, and certain individuals (collectively, the “Defendants”) in Rotz v. Van Kampen Asset Management. The Plaintiffs alleged that, prior to the tenure of the current adviser, Defendants breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value, which was allegedly higher than market value at the time, and by not having adequate procedures to deal with potential conflicts of interest. The Plaintiffs alleged that the redemptions of the ARPS wasted Trust assets, occurred at the expense of the Trusts and the common shareholders, and were improperly motivated to benefit preferred shareholders and Defendants. Additionally, the Plaintiffs claimed that the ARPS were replaced with less favorable financing. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS at their liquidation value using Trusts assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ alleged breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. On August 10, 2010, the Board of Trustees formed a Special Litigation Committee (“SLC”) to investigate the claims made in the April 2010 demand letters underlying the Complaint with the assistance of independent counsel. After reviewing the findings of the SLC and a vote by Independent Trustees, the Board announced on June 24, 2011, that the Independent Trustees had adopted the SLC recommendation to reject the demands and seek dismissal of the lawsuit. The Trusts filed a motion to dismiss on October 4, 2011, which remains pending.

Also, the Trust is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Trust in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeal of the Transeastern Lenders is currently pending before the District Court. The First Lienholders, having paid its obligations under the bankruptcy plan, have been fully and finally released pursuant to a court order dated August 30, 2013. The Trust has accrued $92,977 in expenses relating to these matters during the year ended February 28, 2014.

Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

32                         Invesco Senior Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Senior Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Senior Income Trust (hereafter referred to as the “Trust”) at February 28, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the seven month period ended February 28, 2011 and the year ended July 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Trust for the period ended July 31, 2009 were audited by another independent registered public accounting firm whose report dated September 22, 2009 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

April 29, 2014

Houston, Texas

33                         Invesco Senior Income Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Qualified Dividend Income*	1.11%
Corporate Dividends Received Deduction*	1.10%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

34                         Invesco Senior Income Trust

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer of Invesco Advisers, Inc. since 2006; Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	13	None
Wayne W. Whalen[1] — 1939 Trustee and Chair	1997	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Trustee/Managing General Partner of funds in the Fund Complex; Director and Chairman of the Abraham Lincoln Presidential Library Foundation; Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Director of the Stevenson Center for Democracy.
Independent Trustees
David C. Arch — 1945 Trustee	1998	Chairman of Blistex Inc., a consumer health care products manufacturer.	136	Trustee/Managing General Partner of funds in the Fund Complex; Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the, Edward-Elmhurst Hospital.
Jerry D. Choate — 1938 Trustee	2006	Retired. From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	13	Trustee/Managing General Partner of funds in the Fund Complex; Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee of Amgen Inc., a biotechnological company; Director since 1999 and member of the nominating and governance committee and compensation and executive committee of Valero Energy Corporation, a crude oil refining and marketing company.
Linda Hutton Heagy — 1948 Trustee	2006	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse.	13	Trustee/Managing General Partner of funds in the Fund Complex; Trustee of the Brain Research Foundation. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Senior Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
R. Craig Kennedy — 1952 Trustee	2006	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	13	Trustee/Managing General Partner of funds in the Fund Complex; Director of First Solar, Inc. and Member of the Advisory Board of True North Ventures.
Hugo F. Sonnenschein — 1940 Trustee	1998	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago.	136	Trustee/Managing General Partner of funds in the Fund Complex; Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences.
Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2006	Chief Executive Officer of Woolsey Partners LLC. From 2001 to 2003, Chief Communications Officer, and from 1993-2001, Chief Operating Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution.	13	Trustee/Director/Managing General Partner of funds in the Fund Complex; Chair of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center. Trustee of Colorado College. Trustee of California Institute of Technology. Previously, from 2004-2014, Director of Fluor Corp., a global engineering, construction and management company; From 1992-2000 and 2002-2010, Trustee of the German Marshall Fund of the United States, a public foundation; From 2004-2010, Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; From 2008-2009, director of Changing World Technologies, Inc., an energy manufacturing company; From 2006-2009, director of Intelligent Medical Devices, Inc., a private company which develops diagnostic medical tools.

T-2                         Invesco Senior Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2010

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

			N/A	N/A

T-3                         Invesco Senior Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Valinda J. Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, Invesco (Chicago) Funds.	N/A	N/A

Office of the Trust 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Trust Skadden, Arps, Slate, Meagher & Flom, LLP Four Times Square New York, NY 10036	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021	Investment Sub-adviser Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036

T-4                         Invesco Senior Income Trust

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O.Box 30170, College Station, TX 77842-3170.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-08743	VK-CE-SINC-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$58,175	N/A	$68,500	N/A
Audit-Related Fees(2)	$16,545	0%	$6,500	0%
Tax Fees(3)	$4,550	0%	$6,300	0%
All Other Fees(4)	$1,923	0%	$0	0%

Total Fees	$81,193	0%	$81,300	0%

(g) PWC billed the Registrant aggregate non-audit fees of $23,018 for the fiscal year ended 2014, and $12,800 for the fiscal year ended 2013, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2014 includes fees billed for agreed upon procedures related to variable municipal term preferred shares and line of credit compliance. Audit-Related fees for the fiscal year end February 28, 2013 includes fees billed for agreed upon procedures related to line of credit compliance.
(3)	Tax fees for the fiscal year end February 28, 2014 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2013 includes fees billed for reviewing tax returns.
(4)	All other fees for the fiscal year end February 28, 2014 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $1,645,309 for the fiscal year ended February 28, 2014, and $0 for the fiscal year ended February 28, 2013 , for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☐ Reviewed ☑ Revised by Compliance for Accuracy	November, 2013
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Invesco Advisers, Inc. Invesco Funds Board, Invesco Funds (Chicago) Board
Approved/Adopted Date	November, 2013

The following policies and procedures apply to all institutional and retail funds and accounts (collectively, the “Accounts”) managed by Invesco Advisers, Inc. (“Invesco”).

A. GUIDING PRINCIPLES

Invesco may be authorized by its clients, including the funds it manages (“Clients”), to vote proxies appurtenant to the securities owned by such Clients. If so authorized, Invesco carries out this responsibility by voting proxies in a manner reasonably designed to maximize the economic interests of its Clients and to minimize any real or perceived conflicts of interest. Invesco may determine not to vote proxies if it determines that the cost or restrictions placed on a Client are outweighed by the benefit to such Client of voting the proxy.

Invesco is guided by the following principles:

•	Invesco votes for proposals that maximize long-term shareholder value.

•

Invesco believes in corporate accountability and supports governance structures reinforcing management’s accountability to the board of directors and a board of directors’ accountability to shareholders.

•

In addition to the performance driven considerations noted above, Invesco believes that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized.

November 2013

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with each team’s view as to the best economic interest of its shareholders, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments driven committee comprised solely of representatives from each investment management team at Invesco. The purpose of the IUPAC is to provide a forum for investment teams to monitor proxy voting trends, understand inconsistent votes within the complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or a member of the IUPAC has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. The IUPAC also will consider and express a view on the proxies of the top twenty-five issuers held across all Client accounts, as measured by the total market value of shares held by Invesco Client accounts, and any other proxy brought to the IUPAC by an IUPAC member in an effort to build consensus around a proxy. Absent a conflict of interest, each investment team may deviate from the view formed by the IUPAC on any proxy. In cases where there is a firm-level or personal conflict of interest with a proxy, the IUPAC’s vote controls the proxy across all applicable Client accounts. Representatives of the IUPAC will have access to third party proxy advisory analyses provided by each of Glass Lewis and Institutional Shareholder Services, Inc. (“ISS”) as one of many research tools in determining how to vote a proxy and is not required to vote in accordance with the recommendations of either.

Important principles underlying the Invesco Proxy Voting Guidelines (the “Guidelines”)

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of portfolio companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis.

•

Director performance. Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder

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approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco generally supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco generally withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Shareholder access. On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II. Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

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Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans. Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we generally oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, it is necessary to note that IUPAC can and does evaluate some severance agreements on a case-by-case basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

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V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental and Social Issues

Invesco will evaluate environmental and social proposals when it believes such proposals may influence long-term shareholder value. If Invesco votes on an environmental or social proposal, it shall do so in a manner it believes will maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports the board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

C.	SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give our Clients insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines. In addition, at the discretion of the portfolio managers, Invesco may also vote shares held on a Client-by-Client basis.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional Clients or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless a Client, ERISA or non-ERISA, retains, in writing, the right to vote or the named fiduciary (e.g., the plan sponsor) of a Client retains in writing the right to direct the plan trustee or a third party to vote proxies.

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco’s fixed income Clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request

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that Invesco’s Clients vote proxies on particular matters. Neither ISS nor GL currently provides proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the portfolio managers responsible for the particular mandate will review the matter and make a recommendation as to how to vote the associated proxy.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote a proxy despite using commercially reasonable efforts to vote all of its Clients’ proxies. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in the securities lending program, Invesco makes a determination of whether to terminate the loan by weighing the benefit to the Clients of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities. In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with enough time and enough information to make a voting decision sometimes precludes Invesco’s ability to vote proxies.

•

A requirement of some non-U.S. companies that in order to vote a proxy a representative in person must attend the proxy meeting. Invesco makes a determination as to whether the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E. RESOLVING POTENTIAL CONFLICTS OF INTEREST

Firm Level Conflicts of Interest. A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

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Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Personal Conflicts of Interest. If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

•	Thomas Ewald, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

•	Scott Baskind, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Philip Yarrow, Portfolio Manager, who has been responsible for the Trust since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. From 2005 to 2010 and prior to joining Invesco Senior Secured, Mr. Yarrow was an Executive Director with Morgan Stanley.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2014:

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco Senior Income Trust
Thomas Ewald	None	N/A	$100,001-$500,000
Scott Baskind	None	N/A	$500,001-$1,000,000
Philip Yarrow	None	N/A	$100,001-$500,000

[1]	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
[2]	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
[3]	This column reflects the combined holdings from both the “Dollar Range of all Investments in Funds and Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.

Assets Managed

The following information is as of February 28, 2014:

Portfolio Manager	Other Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)		Other Accounts Managed (assets in millions)[4]
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Invesco Senior Income Trust
Thomas Ewald	2	$3,995.9	None	None	None	None
Scott Baskind	3	$10,048.5	3	$1,317.4	None	None
Philip Yarrow	3	$5,476.0	None	None	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the

[4]

These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[5]
Invesco[6] Invesco Australia Invesco Deutschland Invesco Hong Kong[6] Invesco Asset Management.	One-, Three- and Five-year performance against Fund peer group.
Invesco- Invesco Real Estate[6,7] Invesco Senior Secured[6,8]	Not applicable
Invesco Canada[6]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Japan[9]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2014, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

[5]	Rolling time periods based on calendar year-end.
[6]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
[7]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
[8]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[9]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Senior Income Trust

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 9, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 9, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 9, 2014

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.